UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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OMNIQ Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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OMNIQ CORP.

1865 West 2100 South

Salt Lake City, UT 84119

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO

BE HELD ON SEPTEMBER 30, 2020

To:	Shareholders of OMNIQ Corp.

The annual meeting of the shareholders of OMNIQ Corp. (the “Company”) will be held at the offices of the Company, 1865 West 2100 South, Salt Lake City, Utah 84119, on Wednesday, September 30, 2020, at 11:00 a.m., Eastern Time, for the following purposes:

1.	To elect 4 directors to hold office during the year following the annual meeting or until their successors are elected;

2.	To approve a non-binding proposal on executive compensation;

3.	To recommend, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation;

4.	To ratify the appointment of Haynie & Company as auditors of the Company for the fiscal year ending December 31, 2020;

5.	To amend the Company’s Certificate of Incorporation, as amended, to reduce the amount of authorized common stock to 15,000,000 and to reduce the amount of authorized preferred stock to 5,000,000 (the “Authorized Capital Change”);

6.	To adopt the Company’s 2020 Equity Incentive Plan; and

7.	To transact such other business as may properly come before the meeting

The close of business on September 11, 2020, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting.

A copy of the proposed Amendment to our Certificate of Incorporation, to be filed with the Secretary of State of Delaware to implement the Authorized Capital Change is attached hereto as Appendix A (the “Amendment”).

BY ORDER OF THE BOARD OF DIRECTORS

September 11, 2020	/s/ Shai Lustgarten
Shai Lustgarten, Chief Executive Officer and Chairman

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YOUR VOTE IS IMPORTANT

It is important that as many shares as possible be represented at the annual meeting. Please date, sign, and promptly return the proxy in the enclosed envelope or you may submit your proxy via the Internet or by using the toll-free number provided on your proxy card. Your proxy may be revoked by you at any time before it has been voted.

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OMNIQ CORP.

1865 West 2100 South

Salt Lake City, Utah 84119

PROXY STATEMENT

Information Concerning the Solicitation

The Board of Directors (the “Board”) of OMNIQ Corp. (the “Company”) is furnishing this proxy statement for the solicitation of proxies to be used at the Annual Shareholders Meeting (the “Annual Meeting”) of the Company to be held at 11:00 a.m. Eastern Time on September 30, 2020, at the Company’s principal executive offices located at 1865 West 2100 South, Salt Lake City, Utah 84119. The proxy materials are being mailed on or about September 20, 2020 to shareholders of record on September 11, 2020. This proxy statement has been posted on the Internet and may be viewed at www.proxyvote.com.

The cost of preparing, assembling and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not intend to solicit proxies other than by use of the mail, but certain officers and employees of the Company or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

Your vote is very important. Whether or not you plan to attend our Annual Meeting, please take the time to either (i) vote by completing and mailing the proxy card enclosed with the Proxy Materials as soon as possible, (ii) vote via the Internet in accordance with the instructions on the proxy card or (iii) vote by telephone by using the toll-free number on the proxy card. If you elect to vote using the proxy card please indicate on the card how you wish to vote, sign and send it in the enclosed envelope. If you do return the proxy card and do not indicate how you wish to vote, your proxy card will be voted as recommended by the Board of Directors.

Quorum and Voting

Only holders of our common stock and holders of our Series C preferred stock of the Company (the “Series C Preferred Stock”) on the close of business on September 11, 2020 (the “Record Date”) are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted on at the Annual Meeting. Each outstanding share of Series C Preferred Stock entitles its holder to cast one-twentieth (1/20) of one vote on each matter to be voted on at the Annual Meeting. Holders of our common stock and our Series C preferred stock will vote together as a single class on all proposals to be voted on at the Annual Meeting.

As of the Record Date, there were 4,634,637 shares of the Company’s common stock, $0.001 par value per share, (the “Common Stock”) outstanding and 2,145,030 shares of Series C Preferred Stock, $0.001 par value per share, outstanding. As of the Record Date, there were no shares of Series A and Series B Preferred Stock of the Company issued and outstanding. All references to “stockholders” herein shall mean holders of Common Stock and Series C Preferred Stock collectively, unless otherwise stated.

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A simple majority of the issued and outstanding shares of our voting capital stock is required to be present in person or by proxy at the meeting for there to be a quorum for purposes of proceeding with the Annual Meeting, but in no event shall a quorum consist of less than a majority of the shares required to constitute a quorum. Four directors will be elected by the Company’s shareholders of record at the Annual Meeting. Our Common Stock and Series C Preferred Stock, respectively, do not contain cumulative voting rights. The election of directors will be by the vote of a plurality of votes cast in person or by proxy at the Annual Meeting at which a quorum is present. The approval of a non-binding vote on executive compensation will require the affirmative vote of a majority of the shares voted on the proposal at the Annual Meeting. The ratification of auditors will require the vote of a simple majority of the shares of our voting capital stock present at the Annual Meeting by person or proxy. The approval of the Authorized Capital Change will require the affirmative vote of a majority of the shares outstanding on the Record Date. The approval of the Company’s 2020 Equity Incentive Plan will require the affirmative vote of a majority of the shares voted on the proposal at the Annual Meeting. Abstentions and withheld votes have the effect of votes against these matters. Broker non-votes (shares of record held by a broker for which a proxy is not given) will be counted for purposes of determining the presence or absence of a quorum, but will not be counted as present for purposes of determining the vote on any matter considered at the Annual Meeting.

If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to so specify with respect to such proposals, the proxy will be voted “FOR” the nominees for directors contained in these proxy materials, “FOR” the non-binding approval of executive compensation, “FOR” the non-binding approval of the frequency of the non-binding advisory votes on executive compensation, and “FOR” the appointment of Haynie & Company as the Company’s independent registered public accounting firm. If a shareholder fails to specify with respect to the proposals for the Authorized Capital Change and the Company’s 2020 Equity Incentive Plan, the proxy will not be voted for such proposals.

A shareholder submitting a proxy prior to the Annual Meeting may revoke the proxy at any time before the shares subject to it are voted by (i) sending a written statement to that effect to the Secretary of the Company, (ii) submitting a valid proxy having a later date, or (iii) voting in person at the Annual Meeting.

Discretionary Voting Power

The Board of Directors knows of no other matters to be presented for shareholder action at the Annual Meeting. On matters which may be raised at the Annual Meeting that are not covered by this proxy statement, the persons named in the proxy will have full discretionary authority to vote.

BENEFICIAL OWNERSHIP OF SHARES BY MANAGEMENT

AND SIGNIFICANT SHAREHOLDERS

The following table provides information concerning the beneficial ownership of the Company’s Common Stock by each director and nominee for director, certain executive officers, and by all directors and officers of the Company as a group as of the Record Date. In addition, the table provides information concerning the current beneficial owners, if any, known to the Company to hold more than five percent (5%) of the outstanding Common Stock of the Company.

The amounts and percentage of stock beneficially owned are reported based on regulations of the Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days after September 11, 2020. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed a beneficial owner of securities in which he has no economic interest. The percentage of Common Stock beneficially owned is based on 4,634,637 shares of Common Stock outstanding as of the September 3, 2020.

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Name and Address of Beneficial Owner (1)	Amount of Beneficial Ownership	Percentage of Shares Outstanding
Shai Lustgarten (Chairman and CEO) (1)	1,163,748	23.26%
Andrew MacMillan (2)	62,813	1.34%
Yaron Shalem (2)	62,813	1.34%
Neev Nissenson (CFO) (3)	86,875	1.84%
All Executive Officers and Directors as a group (4 individuals)	1,376,249	26.52%
Carlos Nissenson (3)	853,531	17.94%

1.

Includes 319,050 shares issuable upon the exercise of options. Also includes (i) 746,808 shares (ii) 33,333 shares issuable upon the exercise of warrants held by and (iii) 15,890 shares issuable upon conversion of a convertible note issued to Walefar Investments Ltd., which is beneficially owned by Mr. Lustgarten.

2.	Represents shares issuable upon exercise of options.

3.	Includes 76,875 shares issuable upon the exercise of options.

4.

The address of the shareholder is Vasili Michailidi 9, 3206 Limassol, Cyprus. Includes 729,308 shares held by Campbeltown Consulting Ltd., which is beneficially owned by Mr. Nissenson. Also includes 108,333 shares underlying warrants held by, and 15,890 shares issuable upon conversion of a convertible note issued to, Campbeltown Consulting Ltd.

To our knowledge, all beneficial owners named in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

PROPOSAL ONE – ELECTION OF DIRECTORS

Four directors will be elected at the Annual Meeting to serve for one-year terms expiring on the date of the Annual Meeting in 2021. All directors will be elected by holders of the Company’s Common Stock and Series C Preferred Stock. Each director elected will continue in office until a successor has been elected. If a nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee selected by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” THE FOUR NOMINEES FOR DIRECTOR NAMED IN PROPOSAL ONE.

Information Concerning Nominees

The following is information concerning nominees for election as directors of the Company as of the Record Date. Shai Lustgarten, Neev Nissenson, Andrew J. MacMillan and Yaron Shalem are all presently directors of the Company.

Shai Lustgarten, 50, was appointed the Company’s CEO in April 2017 and served as the Company’s interim CFO from December 2018 through September 4, 2019. Mr. Lustgarten had been the Chief Executive Officer of Teamtronics, Inc. beginning June 2016. Teamtronics manufactures rugged computers and electronic equipment mainly used in the Gas and oil industry. From 2014 to 2017, Mr. Lustgarten was the Chief Executive Officer at Micronet Limited Inc., a developer and manufacturer of mobile computing platforms for integration into fleet management and mobile workforce solutions listed on the Tel Aviv Stock Exchange. From 2013 to 2014, Mr. Lustgarten served as EVP Business Development and Head of the Aerospace and defense Division of Micronet EnertecTechnologies, a technology company listed on the NASDAQ Capital Market. From 2009 to 2013 Mr. Lustgarten was VP of Sales, Marketing and CMO of TAT Technologies, a world leading supplier of electronic systems to the commercial and defense markets, from. His prior experience also includes serving as CEO of T.C.E. Aviation Ltd. in Belgium and serving from 1993 to 1997 as the assistant to the Military Attaché at the Embassy of Israel in Washington, DC from. He received his Bachelor of Science degree in Business Management& Computer Science from the University of Maryland.

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Neev Nissenson, 42, was appointed as a director of the Company in April 2017 and was appointed as our CFO on September 5, 2019, effective October 10, 2019. He is an experienced entrepreneur and financial officer. In 2015, Mr. Nissenson founded Hotwine, Inc., a California based wine startup company. Since August 2016 and until October 10, 2019, Mr. Nissenson served as the Chief Financial Officer of Hypnocore, Ltd., an Israeli based startup company that develops mobile applications for sleep monitoring and therapy. During 2011 to 2015, Mr. Nissenson was the Chief Financial Officer of GMW, Inc., a high-end wine retailer from Napa, California. Before that, Mr. Nissenson served as the Vice President from 2006 to 2011 and the Chief Financial Officer from 2009 to 2011 at Phoenix International Ventures, Inc., an aerospace defense company. Mr. Nissenson was also a member of the Municipal Committee for Business from 2004 to 2007 and a member of Municipal Committee for Street Naming from 2005 to 2007 in the City of Herzliya, Israel. He is also an armored platoon commander in the Israeli Defense Forces (Reserve) Armored Corps with a rank of Captain. Mr. Nissenson graduated from Tel Aviv University in 2005 with a B.A. majoring in General History and Political Science. In 2007, he graduated from the Hebrew University with an Executive Master’s degree in Business Administration specializing in Integrative Management.

Andrew J. MacMillan, 73, was appointed as a director of the Company in April 2017. He is a corporate communications professional with 20 years of corporate communications experience in the global securities industry, plus 18 years of direct investment banking and related experience. He was a director of NTS, Inc. since December 20, 2012 and since December 27, 2012 served as the Chairman of its Nominating and Corporate Governance Committee until NTS’ sale to a private equity firm in June 2014. Since 2010, Mr. MacMillan has served as an independent management consultant providing marketing and communications advisory to clients. Prior to that from 2007 until 2010, Mr. MacMillan served as Director, Global Communications & Marketing of AXA Rosenberg, a leading equity asset management firm. Prior to that, Mr. MacMillan served in a variety of corporate communication roles including Senior Vice President of Corporate Communications & Government Affairs at Ameriprise Financial, Head of Corporate Communications (Americas) at Barclays Capital, Senior Vice President of Corporate Communications of The NASDAQ Stock Market and Director of Corporate Communications at Credit Suisse First Boston. Mr. MacMillan previously served as an investment banker, acquisition officer, and consultant directly involved with capital raising, acquisitions, and financial feasibility studies. Mr. MacMillan holds a BS in Industrial Engineering from the University of Iowa and a Masters in Business Administration from Harvard.

Yaron Shalem, 48, was appointed as a director of the Company in April 2017. He has extensive experience in financial and business management. Mr. Shalem has served as the Chief Financial Officer at Saga Foundation since January 2018. Prior to that Mr. Shalem served as the Chief Financial Officer at Singulariteam VC since January 2014 till January 2018. He also worked as the Chief Financial Officer at Mobli Media Inc. from January 2014 to December 2016. Mr. Shalem’s experience also includes serving as the Chief Financial Officer of TAT Technologies Ltd., a NASDAQ listing company, from April 2008 to December 2013. Mr. Shalem is a CPA in Israel. He received his B.A. in Economy & Accounting from Tel Aviv University in 1999 and an MBA degree from Bar-Ilan University 2004.

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Experience, Qualifications, Attributes and Skills of Our Director Nominees

Each of our directors brings a strong and unique set of experience, qualifications, attributes and skills in a variety of areas. Set forth below are the specific experience, qualifications, attributes and skills of our directors that led to the conclusion that each director should serve as a member of our Board of Directors.

We believe that Mr. Lustgartens’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Lustgarten has served with public companies in the technology sector over the years. Mr. Lustgarten has experience with companies of a size similar to the Company’s, as well as banking, financial, and board of director experience.

We believe that Mr. MacMillan’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. MacMillan has served with public and private companies over the years. Mr. MacMillan has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and investment banking experience.

We believe that Mr. Nissenson’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Nissenson has served with public and private companies over the years. Mr. Nissenson has experience with companies of a size similar to the Company’s, as well as banking, financial, and accounting experience.

We believe that Mr. Shalem’s management, operations, and business knowledge and experience qualify him to serve on the Board. In particular, Mr. Shalem has served with public and private companies over the years. Mr. Shalem has experience with companies of a size similar to the Company’s, as well as banking, financial, board of director, and accounting experience.

CORPORATE GOVERNANCE AND

THE BOARD OF DIRECTORS

Board Leadership Structure and Risk Oversight

Our Board currently consists of four members, Shai Lustgarten, Neev Nisenson, Andrew J. MacMillan and Yaron Shalem. Mr. Lustgarten also serves as our Chief Executive Officer and Chairman, and Neev Nissenson also serves as our Chief Financial Officer.

One of the key functions of our Board is to provide oversight of our risk management process. Our Board administers this oversight function directly, with support from its three standing committees—the Audit Committee, the Compensation Committee, and the Corporate Governance/Nominating Committee.

The Board does not have a policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board believes that we and our stockholders benefit when the Board is free to determine the most appropriate leadership structure in light of the experience, skills and availability of directors and the Chief Executive Officer as well as other circumstances. The Board is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes.

Director Independence

We are not required to have any independent members of the Board. Pursuant to Item 407(a)(1)(ii) of Regulation S-K promulgated under the Securities Act, we have adopted the definition of “independent director” as set forth in Rules 5000(a)(19) and 5605(a)(2) of the rules of the Nasdaq Stock Market. The Board determined that Andrew J. MacMillan and Yaron Shalem qualify as “independent directors” pursuant to such rules. The Board has determined that Shai Lustgarten, due to his role as Chief Executive Officer of the Company, is not independent. The Board has determined that Niv Nissenson, due to his role as Chief Financial Officer of the Company, is not independent.

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We intend that a majority of our directors will be independent directors if and when we elect to seek a listing on a national securities exchange we may add an additional independent director.

Meetings

Our Board of Directors met 10 times during 2019. Each member of our Board of Directors attended 100% of the total number of meetings of our Board and its committees on which he served during 2019.

Board Committees

We have three standing committees: the Audit Committee, the Compensation Committee, and the Corporate Governance/Nominating Committee. We believe that Andrew J. MacMillan and Yaron Shalem, each a member of the Audit Committee, Compensation Committee and Corporate Governance/Nominating Committee, are deemed to be “independent” pursuant to the NASDAQ listing standards and applicable SEC rules. We believe that all members of our Board of Directors have been and remain qualified to serve on the committees of our Board and have the experience and knowledge to perform the duties required of the committees.

We intend to comply with the corporate governance requirements imposed by a national securities exchange if and when we elect to seek a listing on a national securities exchange.

Audit Committee

The Audit Committee consists of Yaron Shalem and Andy MacMillan, whereby Mr. Shalem is the Chairman. Our Board has determined that Mr. Shalem qualifies as an “audit committee financial expert,” as defined under the rules of the SEC.

The primary responsibility of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board and report the results of their activities to the Board. The Audit Committee’s responsibilities include providing assistance to the Board in fulfilling the Board’s oversight responsibility relating to:

●	the integrity of the Company’s financial statements and the related public reports,
●	disclosures and regulatory filings in which they appear;
●	the systems of internal control over financial reporting, operations, and legal/regulatory compliance;
●	the performance, qualifications and independence of the Company’s independent accountants;
●	the performance, qualifications and independence of the Company’s internal audit function, and
●	compliance with the Company’s ethics policies and applicable legal and regulatory requirements.

Our Audit Committee charter is available on the “About” subpage of our website (www.omniq.com) under the link “Corporate Governance”.

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Report of the Audit Committee

Our Audit Committee has the responsibilities and powers set forth in its charter, which include the responsibility to assist our Board in its oversight of our accounting and financial reporting principles and policies and internal audit controls and procedures, the integrity of our financial statements, our compliance with legal and regulatory requirements, the independent auditor’s qualifications and independence, and the performance of the independent auditor and our internal audit function. The Audit Committee is also required to prepare this report to be included in our annual Proxy Statement pursuant to the proxy rules of the SEC.

Management is responsible for the preparation, presentation and integrity of our financial statements and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures to provide for compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements, reviews of our quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

The Audit Committee reviews our financial reporting process. In this context, the Audit Committee:

●	has reviewed and discussed with management the audited financial statements for the year ended December 31, 2019;

●	has discussed with Hayne & Company, our independent registered public accountants, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board; and

●	has received the written disclosures and the letter from Hayne & Company required by PCAOB Rule 3526, as modified or supplemented, and has discussed with Hayne & Company the independent accountant’s independence.

Based on this review and the discussions referred to above, the Audit Committee recommended that our Board of Directors include the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC. The Audit Committee has also recommended the reappointment, subject to stockholder ratification, of Hayne & Company as our independent registered public accountants for 2020.

This report is submitted on behalf of the members of the Audit Committee and shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall it be incorporated by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under these Acts.

Yaron Shalem (Chairman)

Andrew J. MacMillan

Compensation Committee

The Compensation Committee consists of Andrew J. MacMillan, Shai Lustgarten and Yaron Shalem. Mr. MacMillan is the Chairman.

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The Compensation Committee’s responsibilities include, among others:

●	approve annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer and/or President, evaluate at least annually the Chief Executive Officer’s and/or President’s performance in light of those goals and objectives, and determine and approve the Chief Executive Officer’s and/or President’s compensation level based on this evaluation;
●	review matters relating to executive succession and management development;
●	formulate, evaluate, and approve compensation for the Company’s officers;
●	formulate, evaluate, and approve cash incentives and deferred compensation plans for executives;
●	formulate, approve, and administer and, when appropriate, recommend to the Board for approval, incentive compensation plans and equity-based plans; and
●	approve employment contracts, severance agreements, change in control provisions, and other compensatory arrangements with Company executives

The Compensation Committee has the authority, in its sole discretion, to select, retain and obtain the advice of a compensation consultant as necessary to assist with the execution of its duties and responsibilities.

Our Compensation Committee charter is available on the “About” subpage of our website (www.omniq.com) under the link “Corporate Governance”.

Corporate Governance/Nominating Committee

The Corporate Governance/Nominating Committee consists of Andrew J. MacMillan, Yaron Shalem and Shai Lustgarten, whereby Shai Lustgarten is the Chairman.

The Corporate Governance/Nominating Committee’s responsibilities include, among others:

●	develop and oversee the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework;

●	establish procedures for the director nomination and to determine the qualifications, qualities, skills, and other expertise required to be a director and to develop, and recommend to the Board for its approval, criteria to be considered in selecting nominees for director;

●	identify and screen individuals qualified to become members of the Board, consistent with the above criteria, considering any director candidates recommended by the Company’s stockholders;

●	oversee a process for an annual evaluation of the Company’s Chief Executive Officer and/or President; and

●	develop and oversee a process for an annual evaluation of the Board and its committees, including a formal assessment of each individual director.

Our Corporate Governance/Nominating Committee charter is available on the “About” subpage of our website (www.omniq.com) under the link “Corporate Governance”.

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COMPENSATION OF DIRECTORS AND OFFICERS

The Company is a “smaller reporting company” under Item 10 of Regulation S-K promulgated under the Securities Exchange Act of 1934 and has elected to comply with certain of the requirements applicable to smaller reporting companies in connection with this proxy statement.

Executive Compensation

The table below shows the compensation for services in all capacities we paid during the years ended December 31, 2019 and 2018 to the individuals serving as our principal executive officers during the last completed fiscal year and our other two most highly paid executive officers at the end of the last completed fiscal year (whom we refer to collectively as our “named executive officers”);

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards		All Other Compensation	Total
In thousands
Shai Lustgarten(1)	2018	262	260	$119	343	(1)		$984
Chief Executive Officer (Principal Executive Officer)	2019	489		$250	43			$782

Neev Nissenson (2)	2019	32	3	90			-	$125
Chief Financial Officer (Principal Accounting Officer)

Benjamin Kemper (3)							-
Former Chief Financial Officer	2018	142	120	60				$322

1.	Mr. Lustgarten began his employment as the Company’s CEO on April 1, 2017. The fair value of the options awarded to Mr. Lustgarten in 2018 was determined to be $241 thousand, using the Black-Scholes Option Pricing Model, which uses certain assumptions related to risk-free interest rates, expected volatility, expected life of the stock options or warrants, and future dividends. Mr. Lustgarten’s salary for 2018 includes $15 thousand in salary from HTS Image Processing, Inc. which the Company acquired in October 2018 and a $2 thousand car allowance for the period October to December 2018.

2.	Neev Nissenson was appointed as the Company’s CFO on September 5, 2019, effective October 10, 2019.

3.	Mr. Kemper began his employment as the Company’s CFO on August 21, 2017. The salary includes $12 thousand from HTS Image Processing, Inc. Mr. Kemper resigned on December 18, 2018.

Bonuses

Any bonuses granted in the future will relate to meeting certain performance criteria that are directly related to areas within the named executive’s responsibilities with the Company. As we continue to grow, more defined bonus programs may be established to attract and retain our employees at all levels.

Employment Contracts

On April 1, 2017, the Company entered into an employment agreement with our President and Chief Executive Officer, Shai Lustgarten. The employment agreement has an initial term of two years with an initial base salary of $240 thousand per year. Mr. Lustgarten has the ability to earn a performance based bonus at the discretion of the board. Mr. Lustgarten’s employment agreement was extended an additional two years.

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On September 5, 2019, the Company entered into a letter agreement with Shai Lustgarten, pursuant to which the Company and Mr. Lustgarten agreed to extend the term of Mr. Lustgarten’s employment agreement for an additional two (2) years. As consideration and in light of the Company’s achievements under the leadership of Mr. Lustgarten, the Company, pursuant to its 2018 Equity Incentive Plan, issued to Mr. Lustgarten 50,000 shares of Common Stock.

On February 27, 2020, the Company entered into an employment agreement with Shai Lustgarten, the Company’s Chief Executive Officer, (the “Lustgarten Agreement”) pursuant to which Mr. Lustgarten shall continue to serve as the Company’s Chief Executive Officer. The Lustgarten Agreement has a four (4) year term and automatically renews for additional one (1) year periods unless either party elects to terminate the Lustgarten Agreement. Pursuant to the Lustgarten Agreement, the Company shall pay Mr. Lustgarten an annual base salary of $560,000. Mr. Lustgarten shall also be eligible to receive i) equity awards pursuant to the Company’s 2018 Equity Incentive Plan (the “Plan”) and ii) certain milestone bonuses as set forth in the Lustgarten Agreement. In the event Mr. Lustgarten’s employment is terminated by Mr. Lustgarten for good reason, or terminated by the Company without cause, Mr. Lustgarten shall be entitled to the greater of (i) the unpaid base salary or (ii) one (1) year’s base salary.

On August 21, 2017, the Company entered into an employment agreement with Benjamin Kemper, the Company’s former Chief Financial Officer. The employment agreement provided for a base salary of $130 thousand. Mr. Kemper resigned from his position as Chief Financial Officer on December 18, 2018. Mr. Lustgarten assumed the role of Interim Chief Financial Officer of the Company until Neev Nissenson joined the Company as Chief Financial Officer in October 2019.

On September 5, 2019, the Company and HTS Image Ltd., the Company’s wholly-owned subsidiary, entered into an employment agreement with Neev Nissenson to serve as the Chief Financial Officer of each the Company and HTS Image Ltd., effective October 10, 2019, pursuant to which the Company shall pay Neev Nissenson a monthly base salary of NIS (New Israeli Shekels) 44 thousand. Neev Nissenson is eligible to earn certain bonuses upon the Company’s achievement of certain performance milestones as set forth in his employment agreement. Mr. Nissenson’s employment agreement has an initial term of two (2) years and shall automatically renew for one (1) year periods. As consideration and pursuant to the Company’s 2018 Equity Incentive Plan, the Company issued to Mr. Nissenson an option to purchase 35,000 shares of Common Stock at an exercise price of $5.00 per share.

At the sole discretion of our Board of Directors, all officers are entitled to merit-based cash and equity bonuses.

Outstanding Equity Awards

The following chart sets forth all outstanding equity awards to Named Executive Officers of the Company as of December 31, 2019. All awards are in the form of options to purchase Common Stock of the Company.

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OUTSTANDING EQUITY AWARDS

	Number of	Number of
	Securities	Securities
	underlying	underlying
	Unexercised	Unexercised	Option	Option
	Options (#)	Options (#)	Exercise	Expiration
Name	Exercisable	Unexercisable	Price ($/Sh)	Date

Shai Lustgarten	76,033	None	1.80	2/17/2022
Shai Lustgarten	38,017	None	1.50	2/17/2022
Shai Lustgarten	75,000	None	2.20	8/2/2021
Shai Lustgarten	100,000	None	2.40	3/5/2023
Shai Lustgarten	30,000	None	5.40	11/30/2023
Neev Nissenson	25,000	None	2.20	8/2/2021
Neev Nissenson	20,000	None	2.40	3/5/2023
Neev Nissenson	10,000	None	5.40	11/30/2023
Neev Nissenson	8,750	26,250	5.00	7/31/2023

Certain columnar information required by Item 402(p)(2) of Regulation S-K has been omitted for categories where there was no compensation awarded to, or paid to, the named directors during the year ended December 31, 2019.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth the Common Stock of the Company authorized for issuance under the Company’s equity compensation plans as of December 31, 2019.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,408,550	$4.09	21,750

Total	1,408,550	$4.09	21,750

The Equity Compensation Plan Information table above reflects the Company’s Reverse Split.

On January 23, 2019, the Company received shareholder approval to adopt its 2018 Equity Incentive Plan.

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Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards	Option(1) Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total
In thousands
Neev Nissenson (1)	2018	9		41	-	-	-	50
	2019	11		-				11
Andrew MacMillan (1)	2018	9		41	-	-	-	50
	2019	17		32				49
Yaron Shalem (1)	2018	9		41	-	-	-	50
	2019	17		32				49

1.	The fair value of the options awarded to Mr. Nissenson, MacMillan and Shalem in 2019 and 2018 was determined to be $266 thousand and $64 thousand, respectively using the Black-Scholes Option Pricing Model, which uses certain assumptions related to risk-free interest rates, expected volatility, expected life of the stock options or warrants, and future dividends

There are no agreements or arrangements by which any directors or nominees are to receive compensation or other payments from third parties in return for serving on the Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the NASDAQ Stock Market. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of such forms furnished to the Company, the Company believes that during calendar year 2019, all Section 16(a) filing requirements applicable to the officers, directors and ten-percent beneficial shareholders were satisfied.

Code of Ethics

The Board has adopted a Code of Business Conduct and Ethics (the “Code”) in order to: (a) promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (b) promote full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; (c) promote compliance with applicable governmental laws, rules and regulations; (d) promote the protection of Company assets, including corporate opportunities and confidential information; (e) promote fair dealing practices; (f) deter wrongdoing; and (g) ensure accountability for adherence to the Code. All directors, officers and employees of the Company are required to be familiar with the Code, comply with its provisions and report any suspected violations.

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The Code is available on the “About” subpage of our website (www.omniq.com) under the link “Corporate Governance.” The information on our website, however, is not a part of this Proxy Statement.

Insider Trading Policy

Our Board adopted an insider trading policy that applies to all of its directors, officers and employees including our principal executive officer, principal financial officer, and principal accounting officer that applies to all trading except the exercise of stock options for cash under our stock option plan and the purchase of shares under an employee stock purchase plan, should we adopt such a plan. The insider trading policy addresses trading on material nonpublic information, tipping, confidentiality, 10b5-1 programs, disciplinary actions, trading windows, pre-clearance of trades, prohibition against short swing profits and individual responsibilities under the policy.

Conflicts of Interest

Certain conflicts of interest exist and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

Potential Payments Upon Termination or Change In Control

The employment agreement for our named executive officer generally provides that in the event of termination of such executive’s employment for any reason, or if the executive resigns, the Company is required pay certain separation benefits, including (i) unpaid annual salary earned through the termination date; (ii) unused vacation; (iii) accrued and unpaid expenses; and (iv) other vested and accrued benefits to which he is entitled under the Company’s employee benefit plan. In the event the executive voluntarily resigns for “good reason” (as defined in each executive’s respective Employment Agreement) or the Company terminates their employment for any reason other than for cause (as defined in each executive’s respective Employment Agreement), the Company will be required to pay certain termination benefits, including (i) a lump sum payment equal to the greater of (A) unpaid annual salary through the end of the Initial Term or Renewal Term (as those terms are defined in each executive’s respective Employment Agreement) or (B) two years of annual salary and (ii) COBRA reimbursement.

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Certain Relationships and Related Transactions

On October 5, 2018, the Company entered into the HTS Purchase Agreement with Walefar and Campbeltown, (Walefar and Campbeltown are collectively referred to as the “Sellers”). Pursuant to the HTS Purchase Agreement, the Company purchased 100% of the capital stock of HTS from the Sellers. As consideration, the Company (i) issued to the Sellers 1,122,648 shares of Common Stock, having a value of $5.3 million based on the average closing price of our Common Stock for the 20 days’ preceding the HTS Purchase Agreement (the “Per Share Value”), (ii) cash in the amount of $300 thousand, and (iii) a 12 month convertible promissory note with a principal amount of $700 thousand and an interest rate of six percent (6%) per year. The note also provides the Sellers the right to convert all or any portion of the then outstanding and unpaid principal amount and interest into fully paid and non-assessable shares of Common Stock at a conversion price of $4.72. The HTS Purchase Agreement constitutes a “related party transaction” because of Company director Shai Lustgarten’s position as Chief Executive Officer of HTS and stock ownership in HTS. Additionally, Campbeltown is a “related party” because Carlos Jaime Nissenson, a beneficial owner of Campbeltown, is a consultant to the Company, a principal stockholder of the Company, and father of Company director Neev Nissenson (who is now also the Chief Financial Officer of the Company). Carlos Jaime Nissenson was also a stockholder and director of HTS. Pursuant to the HTS Purchase Agreement, Shai Lustgarten received 561,324 shares of Common Stock and Carlos Jaime Nissenson received 561,324 shares of Common Stock.

On May 29, 2019, the Company, Campbeltown and Walefar entered into an Amendment to the HTS Purchase Agreement (the “Amendment”), which provided for an adjustment to the number of shares of Common Stock issued to Walefar and Campbeltown in the acquisition of HTS. Pursuant to the Amendment, Campbeltown and Walefar agreed to return for cancelation 277,116 and 277,116 shares of Common Stock respectively. This Amendment reduced the amount of shares issued in the acquisition to 568,415 shares from 1,122,648 shares and the amount of share consideration to approximately $2.7 million from approximately $5.3 million. This adjustment was made as a result of a correction in the calculation of working capital and other share give back provisions of the HTS Purchase Agreement.

On September 5, 2019, the Company entered into a letter agreement with Mr. Carlos J. Nissensohn and/or an entity under his control, a consultant to the Company and principal stockholder, (the “Nissensohn Agreement”) pursuant to which they agreed to extend the term of Mr. Nissensohn’s and/or an entity under his control’s consulting agreement, entered into on August 2, 2017, for an additional two (2) years. As consideration and in light of Mr. Nissensohn’s and/or an entity under his control’s past consulting services which the Company believes were essential to its recent achievements, the Company, pursuant to its 2018 Equity Incentive Plan, issued to Mr. Nissensohn and/or an entity under his control 27,500 shares of Common Stock.

On February 27, 2020, the Company entered into a consulting agreement with Mr. Carlos J. Nissensohn and/or an entity under his control, a consultant to the Company and principal stockholder, (the “Nissensohn Agreement”) pursuant to which Mr. Carlos J. Nissensohn and/or an entity under his control shall provide certain consulting services to the Company. The Nissensohn Agreement has a four (4) year term and automatically renews for additional one (1) year periods unless either party elects to terminate the Nissensohn Agreement. Pursuant to the Nissensohn Agreement, the Company shall pay Mr. Nissensohn a monthly fee of $30,000. Mr. Nissensohn shall also be eligible to receive certain milestone bonuses as set forth in the Nissensohn Agreement. Mr. Nissensohn is a principal stockholder of the Company.

Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interest between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned.

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PROPOSAL TWO – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are requesting our stockholders to provide advisory approval of the compensation of our Named Executive Officers as disclosed in the Executive Compensation section of this proxy statement, including the compensation tables and narrative discussion set forth on pages 9 to 14 of this proxy statement. This non-binding advisory vote is commonly referred to as a “say-on-pay” vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Background on Proposal

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related SEC Rules, stockholders are being given the opportunity to vote at the Annual Meeting on an advisory resolution regarding the compensation of our Named Executive Officers (commonly referred to as “say-on-pay”). The advisory resolution which will be presented and voted upon at the Annual Meeting is as follows:

RESOLVED, that the stockholders of OMNIQ Corp. hereby approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Executive Compensation section of this proxy statement, including the compensation tables and narrative discussion set forth on pages 9 to 14 of the proxy statement.

Effects of the Advisory Vote

Because the vote on this proposal is advisory in nature, it will not affect any compensation already paid or awarded to our Named Executive Officers and will not be binding on the Board of Directors or the Compensation Committee. However, the Compensation Committee and the Board of Directors will consider the outcome of the vote when making future executive compensation decisions.

Vote Required

The resolution approving, on an advisory basis, the compensation of our Named Executive Officers will be approved if a majority of the votes cast affirmatively or negatively at the Annual Meeting are voted in favor of the proposal, assuming a quorum is present. A properly executed proxy marked “ABSTAIN” with respect to the proposal will not be voted or treated as a vote cast, although it will be counted for purposes of determining whether a quorum is present. Accordingly, an abstention will not affect the outcome of the proposal. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal and any such “broker non-votes” will not be deemed a vote cast.

Discussion

Our Compensation Committee and our Board of Directors who are responsible for designing and administering our executive compensation program, have designed our executive compensation program to provide a competitive and internally equitable compensation program and benefits package that reflects company performance, job complexity and the value provided, while also promoting long-term retention, motivation and alignment with the long-term interests of the Company’s stockholders.

We encourage you to carefully review the Executive Compensation section of this proxy statement including the compensation tables and narrative discussion set forth on 9 to 14 of this proxy statement. We are asking you to indicate your support for the compensation of our Named Executive Officers as described in this proxy statement. This vote is not intended to address any specific item of compensation but rather the overall compensation of our Named Executive Officers. Accordingly, we are asking you to vote, on an advisory basis “FOR” the foregoing resolution at the Annual Meeting.

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PROPOSAL THREE – ADVISORY VOTE ON FREQUENCY OF FUTURE “SAY-ON-PAY” ADVISORY VOTES

At the Annual Meeting, stockholders will be given the opportunity to vote on whether they prefer to have future “say-on-pay” votes occur (i) every year, (ii) every two years or (iii) every three years. Accordingly, the following resolution will be submitted for stockholder approval at the Annual Meeting:

“RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and related narrative disclosure with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution.”

After careful consideration of the various arguments supporting each frequency level, our Board believes that submitting the advisory vote on the compensation of our named executive officers to stockholders once every three years is appropriate for us and our stockholders.

The proxy card provides stockholders with four choices (every one, two or three years, or abstain). Stockholders are not voting to approve or disapprove our Board’s recommendation.

The frequency vote is non-binding. Stockholder approval of a one, two or three-year frequency vote will not require our Board of Directors to implement the advisory vote on the compensation of our named executive officers every one, two or three years. The final decision on the frequency of the advisory vote on the compensation of our named executive officers remains with our Board.

Our Board of Directors values the opinions of our stockholders as expressed through their votes and other communications. Although the frequency vote is non-binding, our Board of Directors will carefully consider the outcome of the advisory vote on the frequency of future votes to approve the compensation of our named executive officers when making future decisions regarding the frequency of say-on-pay votes.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR “3 YEARS” FOR THE FREQUENCY OF FUTURE VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS. Each proxy solicited on behalf of our Board will be voted for “3 YEARS” for the frequency of future votes to approve the compensation of our named executive officers unless the stockholder instructs otherwise in the proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF HOLDING FUTURE “SAY-ON-PAY” ADVISORY VOTES EVERY THREE YEARS

Background on Proposal

In accordance with the Dodd-Frank Act and related SEC rules, stockholders are being given the opportunity to vote at the Annual Meeting on an advisory resolution regarding the compensation of our Named Executive Officers. See Proposal Two above in this proxy statement. The Dodd-Frank Act and applicable SEC rules also require that, at least once every six years, stockholders be given the opportunity to vote on an advisory resolution regarding the frequency of future “say-on-pay” votes.

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Stockholders may vote to recommend that future “say-on pay” votes be held every year, every two years or every three years. The Board of Directors presently believes that future “say-on-pay” votes should occur every three years. The Board of Directors believes that holding a “say-on-pay” vote every three years is most consistent with the Company’s approach to executive compensation in which the Company seeks to enhance the long-term growth of the Company and to attract, retain and motivate our executive officers over the long term. The Board of Directors believes a three-year cycle for the advisory vote on executive compensation will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of our executive compensation strategies and their alignment with the Company’s business and results of operation. It will also minimize the administrative, compliance and other corporate expenses associated with holding “say-on-pay” votes more frequently (e.g., every year or every two years).

Effects of Advisory Vote

Because the vote on this matter is advisory in nature, it will not be binding on the Board of Directors. However, the Board of Directors will consider the outcome of the vote, along with other factors, when making its decision about the frequency of future “say-on-pay” votes.

Vote Required

This proposal is being submitted to enable stockholders to express a preference as to whether future “say-on-pay” votes should be held every year, every two years or every three years. The selection that receives a plurality of affirmative votes will be considered the preference of the stockholders. Brokers are not entitled to use their discretion to vote uninstructed proxies with respect to the proposal and any such “broker non-votes” will not be deemed a vote cast.

PROPOSAL FOUR – RATIFICATION OF AUDITORS

Our Board has selected Haynie & Company as the independent auditor to perform the audit of our consolidated financial statements for 2020. Haynie & Company is a registered public accounting firm.

Our Board of Directors is asking our stockholders to ratify the selection of Haynie & Company as our independent auditor for 2020. Although not required by law or our Amended and Restated Bylaws, our Board of Directors is submitting the selection of Haynie & Company to our stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, our Board of Directors, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders. A representative of Haynie & Company is not expected to attend the Annual Meeting. If a representative does attend, the representative will have the opportunity to make a statement and will be available to respond to appropriate questions.

Haynie & Company

On June 6, 2019, the Board authorized management of the Company to engage Haynie & Company as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. On June 6, 2019, the Company entered into an engagement agreement with Haynie & Company to provide audit services for the year ending December 31, 2019.

During the fiscal years ended December 31, 2018 and 2017 and during the subsequent interim period through June 6, 2019, neither the Company nor anyone acting on its behalf consulted with Haynie & Company regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Haynie & Company concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

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The Audit Committee and Board of Directors has selected and approved Haynie & Company as the independent registered public accounting firm to audit our financial statements for the Company’s fiscal year ended December 31, 2020, subject to ratification by the shareholders at the Annual Meeting.

During the Company’s fiscal year ended December 31, 2019, there were no disagreements with Haynie & Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Haynie & Company, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such periods.

RBSM LLP

On June 6, 2019, RBSM LLP (“RBSM”) notified the Company of its resignation, effective immediately, as the Company’s independent registered public accounting firm. RBSM served as the auditors of the Company’s financial statements for the period from the Company’s fiscal year end December 31, 2014 through the date of resignation.

The reports of RBSM on the Company’s consolidated financial statements for the Company’s fiscal years ended December 31, 2018 and 2017 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2018 and 2017 and the subsequent interim period through June 5, 2019, there were (i) no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreements as defined in Item 304 of Regulation S-K in connection with any reports its reports, and (ii) there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

As disclosed in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, management determined a material weakness in in our controls related to segregation of duties and other immaterial weaknesses in several areas of data management and documentation.

The Company maintains “disclosure controls and procedures”, as such terms are defined under Exchange Act Rule 13a-15(e), that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Principal Accounting Officer, as appropriate, to allow timely decisions regarding required disclosures. The Company acknowledges that any controls and procedures can provide only reasonable assurances of achieving the desired control objectives.

We have carried out an evaluation as required by Rule 13a-15(d) under the supervision of and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedure as of December 31, 2019. Based upon their evaluation, the Chief Executive Officer and Principal Accounting Officer concluded that, as of December 31, 2019, the Company’s disclosure controls and procedures were not effective. Although we have determined that the existing controls and procedures are not effective, the deficiencies identified have not been deemed material to our reporting disclosures.

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(b) Management’s Report on Internal Controls over Financial Reporting

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rules 13a-15(f) and 15d-15(f). Internal control over financial reporting refers to the process designed by, or under the supervision of, our principal executive officer and principal financial officer, and effected by our Board of Directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

Internal control over financial reporting cannot provide absolute assurance of achieving their objectives. Internal control over financial reporting is a process that involves human diligence and compliance and is subject to lapses in judgement and breakdowns resulting from human failures. Due to their inherent limitations, there is a risk that material misstatements may not be prevented or detected on a timely basis by internal control over financial reporting. It is possible to design safeguards to reduce, but not eliminate, this risk. Management is responsible for establishing and maintaining adequate internal control over financial reporting for the Company.

Management has used the framework set forth in the report entitled Internal Control—Integrated Framework published by the Committee of Sponsoring Organizations of the Treadway Commission (2013 framework), known as COSO, to evaluate the effectiveness of our internal control over financial reporting.

A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis. Based on such evaluation, our CEO concluded that, as of December 31, 2019, our internal controls over financial reporting were not effective.

As a result of our evaluation, we identified a material weakness in our controls related to segregation of duties and other immaterial weaknesses in several areas of data management and documentation.

The Company’s management is composed of a small number of professionals resulting in a situation where limitations on segregation of duties exist. Accordingly, as a result of the material weakness identified above, we have concluded that the control deficiencies result in a reasonable possibility that a material misstatement of the annual or interim financial statements may not be prevented on a timely basis by the Company’s internal controls. The Company continues to employ and refine a structure in which critical accounting policies, issues and estimates are identified, and together with other complex areas, are subject to multiple reviews by executives. In addition, the Company evaluates and assesses its internal controls and procedures regarding its financial reporting, utilizing standards incorporating applicable portions of the Public Company Accounting Oversight Board’s 2009 Guidance for Smaller Public Companies in Auditing Internal Controls Over Financial Reporting as necessary on an on-going basis. The Company has hired additional finance department staff during the year ending December 31, 2019 which allows for a higher level of segregation and improve the Company’s overall compliance with COSO but the deficiency is still present. The hiring of additional staff is dependent upon the Company obtaining sufficient cash flows from operations or financings.

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While the material weakness set forth above were the result of the scale of the Company’s operations and is intrinsic to its small size, the Company believes the risk of material misstatements relative to financial reporting are minimal.

During the Company’s fiscal years ended December 31, 2019 and December 31, 2018, the auditors informed the Company that there had not been any reportable events, except for RBSM’s notification to the Company on June 6, 2019 that RBSM had decided to resign as the Company’s independent registered public accounting firm. The Company disclosed PM’s decision in its Current Report on Form 8-K dated June 11, 2019.

Audit and Non-Audit Fees

Our Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent auditor. It is the policy of our Audit Committee to pre-approve all audit and non-audit services provided by our independent registered public accountants. On June 6, 2019, RBSM notified the Company of its resignation, effective immediately, as the Company’s independent registered public accounting firm. RBSM served as the auditors of the Company’s financial statements for the period from the Company’s fiscal year end December 31, 2014 through the date of dismissal. On June 6, 2019, the Company entered into an engagement agreement with Haynie & Company to provide audit services for the year ending December 31, 2019. Our Audit Committee has considered whether the provision by Haynie & Company of services of the varieties described below is compatible with maintaining the independence of Haynie & Company. Our Audit Committee believes that Haynie & Company only provided audit services. We use another firm to provide tax compliance services.

The fees shown in the table under the 2019 column reflect fess billed to us by RBSM and Haynie & Company while the 2018 column reflect fees billed only by RBSM.

	Fiscal Year Ended
	December 31,
In thousands	2019	2018
Audit fees	$207	$189
Audit related fees	-	-
Tax fees	-	-
All other fees	-	-
Totals	$207	$189

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the audit of a company’s financial statements included in the annual report on Form 10-K, for the review of a company’s financial statements included in the quarterly reports on Form 10-Q, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of a company’s financial statements; “tax fees” are fees for tax compliance, tax advice, and tax planning; and “all other fees” are fees for any services not included in the first three categories.

Our policy is to pre-approve all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent accountants provided to us in the past two fiscal years.

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE “FOR” SUCH RATIFICATION.

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PROPOSAL FIVE – AUTHORIZED CAPITAL CHANGE

Our Board, have approved the Authorized Capital Change, subject to shareholder approval. The Authorized Capital Change, if approved at the Annual Meeting, will become effective upon the filing of the Amendment with the Secretary of State of the State of Delaware.

Background and Reasons for the Authorized Capital Change

As of the Record Date, the Company’s authorized capitalization consisted of (a) 200,000,000 shares of Common Stock, $0.001 par value per share, of which 4,634,637 shares were issued and outstanding; and 25,000,000 shares of “blank check” preferred stock, $0.001 par value per share, of which 2,145,030 shares of Series C Preferred Stock were issued and outstanding.

The Board believes that the Authorized Capital Change is strategically congruent with the Company’s previous reverse split of its Common Stock (the “Reverse Split”). As a result of the Reverse Split, the Company reduced the amount of shares of Common Stock outstanding. The Board believes that it is in the best interest of the Company and its stockholders to approve the Authorized Capital Change to also reduce the Company’s authorized capital stock. Approving the Authorized Capital Change will also allow the Company to realize cost savings with respect to maintaining compliance with the State of Delaware franchise taxes.

If the Authorized Capital Change is approved, the Board believes that the Company will have a sufficient amount of shares of Common Stock available to maintain flexibility with completing financing and capital raising transactions, which may be necessary for it to execute its future business plans. As of the Record Date, we have no plan, commitment, arrangement, understanding, or agreement, either oral or written, regarding the issuance of Common Stock in connection with one or more such strategic transactions subsequent to the Authorized Capital Change. The Company reviews and evaluates potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of the Company and its shareholders. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance shareholder value, or that they will not adversely affect the Company’s business or the trading price of its Common Stock.

In order to effect the Authorized Capital Change, the Company will amend its Certificate of Incorporation in the form of the Amendment attached hereto as Appendix A.

PROPOSAL SIX – ADOPTION OF EQUITY INCENTIVE PLAN

Approval

On August 31, 2020, the Board approved the OMNIQ Corp. 2020 Equity Incentive Plan (the “Plan”). Approval of the Plan by the stockholders of the Company as of the Record Date requires the affirmative vote of a majority of the shares actually cast, in person or by proxy, on proposal six.

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Purpose of the Plan

The purpose of the Plan is to provide long-term incentives and rewards to directors, officers, consultants, advisors and employees of the Company and its subsidiaries (“Participants”) in order to assist the Company to attract and retain individuals with experience and/or ability on a basis competitive with industry practices and to associate the interest of these individuals with those of the Company’s shareholders by providing for the issuance of stock-based awards (“Awards”).

The principal features of the Plan are discussed below. The discussion is only a summary and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this proxy statement as Appendix B.

Administration

The Plan is generally administered by the Board or a committee of two (2) or more independent, non-employee directors (the “Committee”). The Board or the Committee, as applicable, has the power to determine the Participants to whom Awards shall be made. The Board of Directors also has the power to determine and administer Awards to the directors.

Awards under the Plan will generally be made pursuant to a written agreement between the Company and the Participant (the “Agreement”). In administering the Plan, the Board or the Committee has the express power, subject to the provisions of the Plan, to determine the terms and conditions upon which Awards may be made and exercised and to determine the terms and provisions of each Agreement.

Our directors or the members of the Committee, as applicable, are indemnified by the Company against the reasonable expenses incurred by them, including attorneys’ fees, in the defense of any action, suit or proceeding, or any appeal therein to which they may be a party by reasons of any action taken or failure to act under the Plan.

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) decrease the price at which grants may be granted; (ii) materially increase the benefits accruing to the Participants under the Plan or (iii) change the class of persons eligible to receive grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option (as defined below), stock award (“Stock Award”) or restricted stock purchase offer (“Restricted Stock Purchase Offer”) outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

Eligibility to Receive Awards

The Board selects the directors, officers, employees and consultants who will be granted Awards under the Plan. As of the Record Date, the Company had approximately 40 officers, consultants and employees, including all of the Company’s named executive officers and non-employee directors who were eligible to receive Awards under the Plan. The actual number of individuals who will receive an Award under the Plan cannot be determined in advance because the Board has the discretion to select the participants.

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Types of Awards

The Plan allows for the award of stock options and shares of restricted stock. Stock options granted under the Plan may be either incentive stock options (an “ISO”) qualifying under Section 422 of the Internal Revenue Codes of 1986, as amended (the “Code”) or non-qualified stock options (a “NQSO”).

An ISO may only be issued to employees of the Company. ISOs may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

Shares Authorized for Issuance

The total number of shares of Common Stock authorized for issuance under the Plan is 1,000,000 shares.

Stock Options

The Plan authorizes the grant of ISOs and NQSOs (collectively, “Options”). The terms applicable to such Options will be determined by the Board or the Committee, as applicable, but an Option generally will not be exercisable after ten (10) years from its grant. All Options granted as ISOs shall comply with all applicable provisions of the Code and all other applicable rules and regulations governing ISOs. The exercise price for each ISO shall not be less than the fair market value of the Common Stock on the date of grant. However, any ISO granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant. The exercise price of each NQSO shall be determined at the discretion of the Board of Directors of the Corporation and shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. All other Option terms will be determined by the Board or Committee, as applicable, in their sole discretion.

Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no ISO granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option.

The aggregate fair market value of the shares (determined on the grant date) covered by ISOs which first become exercisable by any participant during any calendar year may not exceed $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

Stock Awards and Restricted Stock

All or part of any Stock Award under the Plan may be subject to conditions established by the Board, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

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A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board shall determine, in their sole discretion, consistent with the provisions of the Plan.

Shares Subject to the Plan

Except as set forth below, shares of Common Stock issued in connection with the exercise of, or as other payment for, an Award will be charged against the total number of shares issuable under the Plan.

In order to reflect such events as stock dividends, stock splits, recapitalization, mergers, consolidations or reorganizations by the Company, the Committee may, in its sole discretion, adjust the number of shares subject to each outstanding Award, the exercise price and the aggregate number of shares from which grants or awards may be made.

Change in Control

Unless otherwise provided in the applicable Agreement between the Company and Participant, in the event of a Change in Control (as defined in the Plan), 50% of the vesting restrictions applicable to each Participant’s grant(s) shall terminate fully and the Participant shall immediately have the right to the delivery of share certificates or exercise of Options, i.e. to the extent that a Participant’s Option(s) are unvested, 50% of such unvested portion shall vest.

Term

No Award shall be granted pursuant to the Plan on or after the date which is ten (10) years from the date the Plan is approved by the shareholders, but Awards theretofore granted may extend beyond that date.

Federal Income Tax Consequences

The following is a brief summary of the general federal income tax consequences to U.S. taxpayers and the Company with respect to the grant, vesting and exercise of Awards granted under the Plan. This summary does not purport to be complete and does not discuss the tax consequences of a participant’s death, the tax consequences of an Award that is subject to but does not satisfy the deferred compensation rules of Section 409A of the Internal Revenue Code, or the tax laws of any locality, state or foreign country in which the participant may reside. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise of a nonqualified stock option with respect to vested shares, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any taxable income recognized in connection with exercise of a nonqualified stock option would be added to the tax basis of the shares and, with respect to an employee, is subject to tax withholding by the Company. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

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Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised, although the excess (if any) of the fair market value of the shares at exercise over the exercise price paid is treated as an item of income for alternative minimum tax purposes in the year of the exercise, and may subject the participant to alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that the alternative minimum tax exceeds “ordinary” federal income tax for the year (computed without regard to certain credits and special taxes).

If the participant exercises the incentive stock option and then later sells or otherwise disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as long-term capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the shares before the end of the two- or one-year holding periods described above, (a) if the sale price exceeds the exercise price, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the option, and the excess (if any) between the sales price and the fair market value of the shares on the exercise date will be taxed as capital gain or (b) if the sale price is less than the exercise price, the participant will recognize a capital loss equal to the difference between the exercise price and the sale price.

In the case of both nonqualified stock options and incentive stock options, special federal income tax rules apply if the Company’s Common Stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.

Restricted Stock

No taxable income is generally recognized when restricted stock or restricted stock units are granted to a participant if the shares are subject to vesting requirements. Upon vesting (or at grant as to any shares that are vested at grant), the participant will generally recognize income in an amount equal to the excess of the fair market value of the shares over any amount the participant paid for the shares.

A participant who receives unvested shares of restricted stock under a stock Award may make an election under Section 83(b) of the Code at the time of transfer of the shares to recognize income based upon the fair market value of the stock on the date of transfer. Any additional gain or loss recognized upon any later disposition of the shares would be either long-term or short-term capital gain or loss, depending on how long the stock was held.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the Plan in an amount equal to the ordinary income realized by a participant at the time the participant recognizes such income (for example, upon the exercise of a nonqualified stock option).

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Shareholder Proposals for 2021 Proxy Statement

Under the procedures established by the Securities and Exchange Commission, certain requirements exist for submitting shareholder proposals for inclusion at an annual meeting. Among other things, a shareholder must give written notice of the proposal to the Secretary of the Company not less than 120 days nor more than 150 days prior to the one-year anniversary of the date of mailing proxies for the prior year’s annual meeting, provided, however, that if the date of the next annual meeting is moved by more than thirty (30) days from the date of this year’s annual meeting, shareholders must give written notice a reasonable time before the Company begins to print and send its proxy materials for such annual meeting. Delivery to the Secretary shall be by hand or by certified or registered mail, return receipt requested.

Additionally, our Amended and Restated Bylaws provide the requirements for the calling of a special meeting. The request shall be in writing, specifying the time of such meeting, the place where it is to be held and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman, President, any Vice President or the Secretary of the Company.

Proposals by shareholders for inclusion in the Company’s proxy statement and form of proxy relating to the 2021 Annual Meeting of Shareholders, which is tentatively scheduled to be held on September 30, 2021, should be addressed to the Secretary, OMNIQ Corp., 1865 West 2100 South, Salt Lake City, Utah 84119, and must be received at such address no earlier than April 30, 2021 and no later than June 2, 2021, unless the date of the 2021 Annual Meeting of Stockholders has been changed by more than 30 days from the date of this year’s meeting, in which case then the proposal must be received a reasonable time before the Company begins to print and send its proxy materials

Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable law. It is suggested that such proposal be forwarded by certified mail return receipt requested.

Proxy Statement and Annual Report Delivery

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for annual reports and proxy statements with respect to two or more shareholders sharing the same address by delivering a single annual report and/or proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household annual reports and proxy materials, delivering a single annual report and/or proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders.

Once you have received notice from your broker or the Company that your broker or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report and/or proxy statement in the future, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. If, at any time, you and another shareholder sharing the same address wish to participate in householding and prefer to receive a single copy of the Company’s annual report and/or proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares.

You may request to receive at any time a separate copy of our annual report or proxy statement, or notify the Company that you do or do not wish to participate in householding by sending a written request to the Corporate Secretary at 1865 West 2100 South, Salt Lake City, Utah 84119 or by telephoning (714) 899-4800.

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Stockholder Communications

There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors. The Board does not believe that a defined policy with regard to the consideration of candidates recommended by stockholders is necessary at this time because it believes that, given the limited scope of the Company’s operations, a specific nominating policy would be premature and of little assistance until the Company’s business operations are at a more advanced level. There are no specific, minimum qualifications that the Board believes must be met by a candidate recommended by the Board. The Board may consider the diversity of qualities and skills of a nominee, but the Board has no formal policy in this regard. Currently, the entire Board decides on nominees, on the recommendation of any member of the Board followed by the Board’s review of the candidates’ qualifications and interview of candidates. Based on the information gathered, the Board then makes a decision on whether to recommend the candidates as nominees for director. The Company does not pay any fee to any third party or parties to identify or evaluate or assist in identifying or evaluating potential nominee.

The Company does not have any restrictions on stockholder nominations under its Certificate of Incorporation or Amended and Restated Bylaws. The only restrictions are those applicable generally under Delaware corporate law and the federal proxy rules, to the extent such rules are or become applicable. The Board will consider suggestions from individual stockholders, subject to evaluation of the person’s merits. Stockholders may communicate nominee suggestions directly to the Board, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. There are no formal criteria for nominees

Dated: September 11, 2020

BY ORDER OF THE
BOARD OF DIRECTORS

/s/ Shai Lustgarten
Shai Lustgarten, Chief Executive Officer and Chairman

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Appendix A

Form of

Certificate of Amendment of

Certificate of Incorporation of

OMNIQ Corp.

Under Section 242 of the Delaware General Corporation Law

OMNIQ Corp. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.	The Certificate of incorporation of the Corporation is hereby amended by changing ARTICLE FOUR, so that, as amended, said ARTICLE shall be and read as follows:

FOURTH: The total number of authorized shares which the corporation is authorized to issue shall be 15,000,000 shares of common stock, having a par value of $0.001 per share, and 5,000,000 shares of preferred stock, having a par value of $0.001 per share.

The number of authorized shares of preferred stock or of common stock may be raised by the affirmative vote of the holders of a majority of the outstanding shares of the corporation entitled to vote thereon.

All shares of common stock shall be identical and each share of common stock shall be entitled to one vote on all matters.

The board of directors is authorized, subject to limitations prescribed by law and the provisions of this Article Fourth, to provide by resolution or resolutions for the issuance of up to 5,000,000 shares of preferred stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares included in any such series, and to fix the designation, powers, preferences and rights of the shares of any such series and the qualifications, limitations or restrictions thereof.

2.	The foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware by the unanimous written consent of the Board of Directors of the Corporation and by the holders of a majority of the voting capital stock of the Company.

IN WITNESS WHEREOF, I have signed this Certificate this __ day of ______, ____

OMNIQ Corp.

Shai Lustgarten
Chief Executive Officer

Appendix B

OMNIQ CORP.

2020 EQUITY INCENTIVE PLAN

1.	Purpose of the Plan.

This 2020 Equity Incentive Plan (the “Plan”) is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Quest Solution Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

The authority to manage the operation of and administer the Plan shall be vested in the Board of Directors of the Company (the “Board”) or a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the OTCQX U.S. Stock Market) and (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”), and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock (the “Securities”) granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Securities granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Securities. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3.

3.	Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4.	Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), shall be subject to the Plan. The shares of Common Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Common Stock shall be and is hereby reserved for such purpose. Any of such shares of Common Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Common Stock to meet the requirements of the Plan. Should any Securities expire or be canceled prior to its exercise, satisfaction of conditions or vesting in full, as applicable, or should the number of shares of Common Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Common Stock theretofore subject to such Option or Restricted Stock, as applicable, may be subject to future Options or Restricted Stock under the Plan.

5.	Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Common Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Common Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Common Stock shall be at least 110% of the Fair Market Value per share of Common Stock on the date of grant. The purchase price of each share of Common Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Common Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Common Stock on the OTCQX U.S. or other principal securities exchange or OTCQB on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Common Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Common Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Common Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Common Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Common Stock owned by the Optionee (based on the Fair Market Value of the Common Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Common Stock withheld by the Company from the shares of Common Stock otherwise to be received with such withheld shares of Common Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Common Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Common Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

(h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Common Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonqualified Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonqualified Option.

6.	Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7.	Term of Plan.

No Securities shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Common Stock of the Company, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and (A) in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9.	Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Securities under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Securities as shall be determined by the Committee at the time of award.

10.	Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Securities granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Common Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11.	Effective Date of Plan.

The Plan shall be effective on August 19, 2020; provided, however, that the Plan must subsequently be approved by majority vote of the Company’s stockholders in accordance with the rules and regulations of the OTCQX U.S. no later than December 31, 2020.

12.	Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under Securities theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Common Stock on the date of grant thereof;

(e) extend the term of any Option beyond that provided for in Section 5(b);

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options;

(g) increase the number of shares of Common Stock to be issued or issuable under the Plan to an amount that is equal to or in excess of 19.99% of the number of shares of Common Stock outstanding before the issuance of the stock or securities; or

(h) otherwise require stockholder approval pursuant to the rules and regulations of the OTCQB.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13.	Government Regulations.

The Plan, and the grant and exercise or conversion, as applicable, of Securities hereunder, and the obligation of the Company to issue and deliver shares under such Securities shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14.	General Provisions.

(a) Certificates. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Common Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Common Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Common Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Common Stock subject to such Option, although the Company may in its sole discretion register such Common Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Common Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Common Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Common Stock to the Company’s transfer agent.

15.	Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16.	Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

This proxy is solicited on behalf of the Board of Directors

OMNIQ CORP. 1865 West 2100 South, Salt Lake City, UT 84119

VOTE BY INTERNET - proxyvote.equitystock.com

Use the Internet to vote by proxy up until 7:00 P.M. Eastern Time on September 29, 2020. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 602, New York, NY 10018, ATTN: Shareholder Services.
VOTE BY FAX or BY EMAIL Mark, sign, and date this proxy card and promptly return it by fax: (646) 201-9006 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

SHARES

The undersigned hereby appoints Shai Lustgarten, the true and lawful proxy of the undersigned, with full power of substitution, to vote all shares of the Common stock, of OMNIQ CORP. (the Company”), which the undersigned is entitled to vote at the Annual Meeting of stockholders, to be held at 11:00 a.m. Eastern time on September 30, 2020 at the Company office located at 1865 West 2100 South, Salt Lake City UT 84119, and any and all adjournments or postponements thereof (the “Meeting”), on the proposals set forth below and any other matters properly brought before the Meeting.

CONTROL#

The Board of Directors recommends a vote “FOR” Proposals 1, 2, 4, 5 and 6.
On Proposal 3, the Board of Directors recommends 3 years.	TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors		For	Withhold

Nominees:	1a. Shai Lustgarten

1b. Neev Nissenson

1c. Andrew J. MacMillan

1d. Yaron Shalem

	For	Against	Abstain

2.To approve a non-binding proposal on executive compensation.

	3 year	2 years	1 years	Abstain

3.To recommend, by non-binding vote, the frequency of future non-binding advisory votes on executive compensation.

	For	Against	Abstain

4.To ratify the appointment of Haynie & Company as auditors of the Company for the fiscal year ending December 31, 2020.

5.To amend the Company’s Certificate of Incorporation, as amended, to reduce the amount of authorized common stock to 15,000,000 and to reduce the amount of authorized preferred stock to 5,000,000.

6.To adopt the Company’s 2020 Equity Incentive Plan.

To transact such other business as may properly come before the meeting.

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SHARES